SECOND AMENDMENT TO EVALUATION AND EXCLUSIVE OPTION AGREEMENT

Made and entered in to this 22nd day of June, 2014

By and between

YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED

a company duly registered under the laws of Israel of P O Box 95, Rehovot 76100, Israel
(hereinafter, **"Yeda"**)

and

CELL SOURCE LIMITED

a company duly registered under the laws of Israel of 65 Yigal Alon St., Toyota Tower, 23rd Floor, Tel Aviv 67443, Israel
(hereinafter, **"Cell Source"**)

WHEREAS Yeda and Cell Source are parties to an evaluation and exclusive license agreement dated October 3rd, 2011 as amended on April 1st, 2014 (**"the E&O Agreement"**); and

WHEREAS Cell Source has requested that to extend the option under the E&O Agreement until September 1st, 2014 and Yeda has agreed to the said extension, all as more particularly set out herein,

NOW THEREFORE IT IS AGREED BY THE PARTIES HERETO AS FOLLOWS:

1. Terms and phrases used in this Amendment which are defined in the E&O Agreement shall have in this Amendment the same meaning as that attributed to them in the E&O Agreement, unless otherwise expressly defined in this Amendment. The above preamble forms an integral part of this Amendment.

2. The E&O Agreement shall be modified, such that, in clause 7.1 thereto, the words "until June 20th, 2014" shall be replaced by the words "until September 1st, 2014".

3. This Amendment and the E&O Agreement shall be read as one and shall represent the complete current understanding between the parties with respect to the subject matter hereof. Subject to the modifications contained herein, the provisions of the E&O Agreement shall remain unaltered and in full force and effect.

IN WITNESS WHEREOF the parties hereto have set their signatures as of the date set out above.

for YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED

Signature:

Name: Prof. Mudi Sheves Amir Naiberg

Title: Chairman C.E.O.

for CELL SOURCE LIMITED

Signature:

Name: Itamar Shimrat

Title: Chief Executive Officer